UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2013

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02 -- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 27, 2013, American Axle & Manufacturing Holdings, Inc. (“AAM”) and David C. Dauch, Chairman of the Board, President & Chief Executive Officer of AAM, amended and restated Mr. Dauch’s employment agreement with AAM, originally dated August 27, 2012, to provide certain payments and benefits to Mr. Dauch in the event his employment is terminated within two years after, or prior to but in connection with, a Change in Control (as defined in the agreement). The amended and restated employment agreement also provides that the term of the agreement will be automatically extended until the date that is two years following the Change in Control.
If Mr. Dauch’s employment is terminated without Cause or for Good Reason (each as defined in the agreement) on or within two years after, or prior to but in connection with, a Change in Control, Mr. Dauch will be entitled to continued payment of his base salary (currently $1,100,000), an annual bonus and medical benefits for two years, in addition to any accrued and unpaid compensation and benefits, and outplacement services. The amount of the annual bonus payments to Mr. Dauch shall be determined based on his average annual bonus for the three fiscal years preceding the termination of his employment or the Change in Control, or based on his target bonus for the year of the termination of his employment or of the Change in Control, whichever is highest. This salary and benefit continuation is subject to Mr. Dauch’s execution of a general waiver and release of claims against AAM and his continued compliance with the confidentiality, non-competition, non-solicitation and intellectual property assignment provisions of the agreement.
The foregoing summary of certain provisions of the agreement with Mr. Dauch does not purport to be complete and is qualified in its entirety by reference to the entire amended and restated employment agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated September 27, 2013 by and between the Company and David C. Dauch

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	October 3, 2013	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

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